SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             December 9, 2002
                                                        ------------------------



                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                       001-25621                 77-0460084
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(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                      Identification No.)



     5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA                 94568
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       (Address of Principal Executive Offices)                     (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On December 9, 2002, the Company issued a press release announcing that it expected to exceed its financial guidance for the fourth quarter 2002. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS

Exhibit 99.1 Press Release dated December 9, 2002, entitled "E-LOAN Raises Fourth Quarter 2002 Financial Guidance."



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                  E-LOAN, INC.


Date:  December 10, 2002          By:  /s/  Matthew Roberts
                                    --------------------------------------------
                                       Matthew Roberts
                                       Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.      Description                                 Page No.
    -----------      -----------                                 --------

      99.1           Press Release dated December 9, 2002,        99.1-1
                     entitled "E-LOAN Raises Fourth Quarter 2002
                     Financial Guidance."